UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 15, 2026
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Technology Officer

On April 20, 2026, Serina Therapeutics (AL), Inc. (the “Serina (AL)”), a wholly owned subsidiary of Serina Therapeutics, Inc. (the “Company”), named Srini Tenjarla, Ph.D., its Chief Technology Officer. Dr. Tenjarla had previously served as Serina (AL)’s Senior Vice President of CMC and Formulation since July 2024. In connection with the promotion, Dr. Tenjarla’s annual base salary was increased to $425,000, effective back to March 15, 2026.

Chief Executive Officer Compensation

On April 15, 2026, the Company increased the annual base salary of Steve Ledger, the Company’s Chief Executive Officer, to $500,000. The increase in base salary was pursuant to Mr. Ledger’s employment agreement upon the satisfaction of certain strategic goals, and is effective as of September 9, 2024, the date of Mr. Ledger’s employment agreement. The Company has paid the retroactive portion of the base salary increase in a lump sum in April 2026.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 15, 2026, the Board of Directors of the Company approved and adopted amended and restated bylaws of the Company (the “Bylaws”), effective immediately.

The Bylaws include provisions relating to the appointment of Co-Chairs of the Board of Directors, including provisions clarifying that special meetings of stockholders may be called by the Chair or any Co-Chair, that the Chair or any Co-Chair may preside at meetings of stockholders and meetings of the Board of Directors, and that each Co-Chair has the same authority and powers as the Chair of the Board and may act independently of any other Co-Chair, subject to coordination expectations set forth in the Bylaws.

The Bylaws also include conforming updates and corrections.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Serina Therapeutics, Inc., adopted April 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: April 15, 2026	By:	/s/ Steve Ledger
Chief Executive Officer